GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Jun. 30, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
GOODWILL AND INTANGIBLE ASSETS
The change in the net carrying amount of goodwill by reportable segment was as follows:

	Beauty	Grooming	Health Care	Fabric & Home Care	Baby, Feminine & Family Care	Corporate	Total Company
Balance at June 30, 2016 - Net (1)	$12,645	$19,477	$5,840	$1,856	$4,532	$—	$44,350
Acquisitions and divestitures	—	—	(10)	(3)	(24)	—	(37)
Translation and other	146	150	48	4	38	—	386
Balance at June 30, 2017 - Net (1)	12,791	19,627	5,878	1,857	4,546	—	44,699
Acquisitions and divestitures	82	—	—	—	—	—	82
Translation and other	119	193	51	8	23	—	394
Balance at June 30, 2018 - Net (1)	$12,992	$19,820	$5,929	$1,865	$4,569	$—	$45,175

(1)	Grooming goodwill balance is net of $1.2 billion accumulated impairment losses.

During fiscal 2017, the Company completed the divestiture of four product categories, comprised of 43 of its beauty brands ("Beauty Brands"). The transactions included the global salon professional hair care and color, retail hair color and cosmetics businesses and the fine fragrances business, along with select hair styling brands (see Note 13). The Beauty Brands had historically been part of the Company's Beauty reportable segment. In accordance with applicable accounting guidance for the disposal of long-lived assets, the results of the Beauty Brands are presented as discontinued operations. As a result, the goodwill attributable to the Beauty Brands as of June 30, 2016 is excluded from the preceding table.
The change in goodwill during fiscal 2018 was primarily due to acquisitions of two brands within the Beauty reportable segment and currency translation across all reportable segments. The change in goodwill during fiscal 2017 was primarily due to minor brand divestitures and currency translation across all reportable segments.
The goodwill and intangible asset valuations that are utilized to test these assets for impairment are dependent on a number of significant estimates and assumptions, including macroeconomic conditions, overall category growth rates, competitive activities, cost containment and margin expansion, Company business plans and the discount rate applied to cash flows. We believe these estimates and assumptions are reasonable and are comparable to those that would be used by other marketplace participants. However, actual events and results could differ substantially from those used in our valuations. To the extent such factors result in a failure to achieve the level of projected cash flows initially used to estimate fair value for purposes of establishing the carrying amount of goodwill and related intangible assets, we may need to record non-cash impairment charges in the future.
Identifiable intangible assets were comprised of:

	2018		2017
As of June 30	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
INTANGIBLE ASSETS WITH DETERMINABLE LIVES
Brands	$3,146	$(2,046)	$3,094	$(1,898)
Patents and technology	2,617	(2,350)	2,617	(2,261)
Customer relationships	1,372	(616)	1,377	(564)
Other	241	(144)	239	(132)
TOTAL	$7,376	$(5,156)	$7,327	$(4,855)

INTANGIBLE ASSETS WITH INDEFINITE LIVES
Brands	21,682	—	21,715	—
TOTAL	$29,058	$(5,156)	$29,042	$(4,855)

Amortization expense of intangible assets was as follows:

Years ended June 30	2018	2017	2016
Intangible asset amortization	$302	$325	$388

Estimated amortization expense over the next five fiscal years is as follows:

Years ending June 30	2019	2020	2021	2022	2023
Estimated amortization expense	$280	$254	$205	$188	$177